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                           USLD COMMUNICATIONS CORP.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of USLD Communications Corp. ("USLD") hereby appoints LARRY M. JAMES, W. AUDIE LONG and PHILLIP J. STORIN, or any of them, proxies, with full power of substitution, to vote at the Special Meeting of
Stockholders to be held at       , San Antonio, Texas, at       Central time,
      , 1997, and any adjournment or adjournments thereof, the shares of Common Stock of USLD which the undersigned is entitled to vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE MERGER PROPOSAL BELOW.

    To approve and adopt the merger of USLD with LCI Acquisition Corp., a wholly owned subsidiary of LCI International, Inc., a Delaware corporation, and to approve and adopt the Agreement and Plan of Merger related thereto (the "Merger Proposal").

FOR the approval and adoption of the     AGAINST the approval and adoption of     ABSTAIN
Merger Proposal.                         the Merger Proposal.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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                             (CONTINUED FROM FRONT)

    You are urged to cast your vote by marking the appropriate box. PLEASE NOTE THAT UNLESS A CONTRARY INTENTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE MERGER PROPOSAL.

                                        Dated:
                                       ----------------------------------------,
                                        1997

                                        (Signature)
                                        ----------------------------------------

                                        Signature, if held jointly
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                                        IMPORTANT: Please sign your name or
                                        names exactly as shown hereon and date
                                        your proxy in the blank space provided
                                        above. For joint accounts, each joint
                                        owner must sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title as such. If the signer is a
                                        corporation, please sign full corporate
                                        name by duly authorized officer.

        PLEASE RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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